UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - November 10, 2004


                              IEC ELECTRONICS CORP.
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             (Exact name of registrant as specified in its Charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

          0-6508                                          13-3458955
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(Commission File Number)                       (IRS Employer Identification No.)

                    105 Norton Street, Newark, New York 14513
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                    (Address of principal executive offices)

                                 (315) 331-7742
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Corporate Governance and Management

      On November 12, 2004, the company announced resignation of Ann Wood, Vice President of Operations and the appointment of Don Doody as her replacement.


Item 9.01    Financial Statements and Exhibits

(c) Exhibits

99.1   Press Release issued by IEC Electronics Corp. dated November 12, 2004.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IEC Electronics Corp.
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                                    (Registrant)

Date:  November 12, 2004       By:  /s/   W. Barry Gilbert
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                                          W. Barry Gilbert
                                          Chairman, Chief Executive Officer